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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 Current Report
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         June 10, 1998
                                                --------------------------------

                         United Investors Realty Trust
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             (Exact Name of Registrant as Specified in its Charter)

            Texas                        0-23833                76-0265701
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(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)        File Number)         Identification No.)

      5847 San Felipe, Suite 850
              Houston, TX                                  77057
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:       (713) 781-2860
                                                   -----------------------------

                                      N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 2.   Acquisition or Disposition if Assets

     On May 27, 1998, United Investors Realty Trust (the "Registrant") acquired the Big Curve Shopping Center located in Yuma, Arizona (the "Property"). The Property was purchased pursuant to a Contract of Sale dated March 23, 1998 through a wholly owned subsidiary controlled by the Trust. The Property, an approximately 126,400 square foot community shopping center, located in Yuma, Arizona, was purchased from Dermot Big Curve, LLC for $8,850,000. The asset was acquired with available cash of $2,884,870.66 and by taking title subject to an existing loan having a principal balance outstanding on the date of closing of $5,965,129.34. Interest on this loan is payable at the rate of 9.19% per annum. This loan matures on October 1, 2006 and may be prepaid on or after October 1, 2000 with a yield maintenance based penalty with a minimum of one percent of the then outstanding principal balance. The Registrant intends to continue to operate the Property as a shopping center.


Item  7.    Financial Statements and Exhibits.

         (a)      Financial Statements.

                  It is impractical to provide the required financial statements Big Curve shopping center at this time. The required financial statements of the Big Curve shopping center will be filed by amendment as soon as practicable, but not later than August 11, 1998.

         (b)      Pro Forma Financial Information.

                  It is impracticable to provide the required pro forma financial information for Big Curve shopping center at this time. The required pro forma financial information of the Big Curve shopping center will be filed by amendment as soon as practicable, but not later than August 11, 1998.

         (c       Exhibits.

                  The Exhibits to this report are listed on the Exhibit Index set forth elsewhere herein.

                                   SIGNATURES

         Pursuant To the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on June , 1998.



                           UNITED INVESTORS REALTY TRUST


                           By: /s/ Daniel M. Jones, III
                                   ---------------------------------------------
                                   Daniel M. Jones, III
                                   Chief Financial Officer

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                          UNITED INVESTORS REALTY TRUST

                                  EXHIBIT INDEX


Number and Description of Exhibit


10.28 Contract of Sale between Dermot Big Curve, LLC. And United Investors Realty Trust dated March 23, 1998.

10.29 Promissory Note dated as of September 20, 1996 made by Dermot Big Curve, LLC to Liberty Mortgage Acceptance Corporation, as beneficiary in the principal amount of $6,072,000.